Blackstone Mortgage Trust, Inc. October 29, 2013 Third Quarter 2013 Results Exhibit 99.2

Blackstone Mortgage Trust 1
Third Quarter 2013 Highlights
________________________________________________
(1)
Core Earnings
(1)
of $0.28 per share for the quarter driven by significant growth in our Loan Origination portfolio.
Paid a third quarter dividend of $0.27 per share on October 15, 2013, our first quarterly dividend as
Blackstone Mortgage Trust.
Net income of $8.3 million, or $0.29 per share for 3Q, and consolidated book value of $713.3 million, or
$24.68 per share as of September 30, 2013.
Closed ten senior floating-rate loans during the quarter representing total commitments of $728.9 million, bringing our total Loan Origination portfolio to $1.3 billion as of September 30, 2013.
Cumulative originations of $2.2 billion, including  three loans closed subsequent to quarter-end totaling
$330.8  million of commitments, and $381.7  million of loans with terms agreed.
Closed or upsized four credit facilities during the quarter, providing an additional $591.8 million of credit.
Total equity capital invested or committed in our Loan Origination portfolio of $523.6 million, with available capital of $95.0 million.
Continued successful resolutions in the CT Legacy Portfolio, yielding a net $20.3 million capital distribution to BXMT in October.
Refer to the following page for a reconciliation of Core Earnings to GAAP net income.

Blackstone Mortgage Trust 2
$707
$643
$1,286
Third Quarter 2013 Balance Sheet, Results and Core Earnings
Core Earnings
(Dollars in Thousands)
$0.28
Core Earnings per Share
Balance Sheet and 3Q Results
(1)
(Dollars in Millions)
$0.27
Dividends per Share
Net income $8,320
- CT Legacy net income (437)
+  Non-cash compensation 94
Core earnings $7,977
Loan portfolio
Repurchase
facilities
CT Legacy
portfolio, net
Equity and
other (2)
Other expenses
($3.4)
Net income
$8.3
$64
Interest income
$15.1
Interest expense
($3.8)
CT Legacy, net
$0.4
(1)
Refer to Appendix for an allocation of the consolidated balance sheet and statement of operations between our Loan Origination and CT Legacy Portfolio segments.
(2)
Includes stockholders’ equity of $713.3 million, and the net of (i) cash and cash equivalents of $10.3 million, (ii) accrued interest receivable, prepaid expenses, and other assets of $8.7 million, and (iii) accounts payable, accrued expenses, and other liabilities of $12.8 million.

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As of September 30, 2013:
•
$1.3 billion of floating-rate loans, indexed to
one-month LIBOR.
•
$643.0 million of floating-rate liabilities, also
indexed to one-month LIBOR.
•
Return on $649.0 million of equity capital is
highly correlated to LIBOR.
– All else equal, as of September 30, 2013, a
100bp increase in LIBOR would have
increased our net income by
$6.5 million
(2)
per annum.
•
Our equity value is insulated from changes in
interest rates because our loans and
borrowings are both LIBOR-based.
Floating-Rate Business Model
Because of our LIBOR-based lending and funding business model, our returns increase with rising short-
term interest rates, and therefore our asset and equity values are insulated from such increases.
Loan Capitalization
(1)
(Dollars in Millions)
Floating-rate
loans
Floating-rate
borrowings
Equity capital
$649
$643
$1,292
(1)
Includes only our Loan Origination portfolio with an aggregate principal balance of $1.3 billion, capitalized with $643.0 million of debt and $649.0 million of equity as of September 30, 2013. Excludes the assets, liabilities, and equity of the CT Legacy Portfolio.
(2)
Excludes the impact of LIBOR floors on certain of our loans receivable investments.

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During the quarter, we closed ten new loans with total commitments of $728.9 million. Of this amount, we funded $628.2 million as of September 30, 2013.
Received a $58.0 million full repayment of one loan, and $35.7 million of partial pay-downs and loan participation sales.
Our portfolio is diversified by collateral property type and geographic location.
Land
Office
Multifamily
Hotel
Midwest
West
Southeast
Northeast
Portfolio Diversification
(1)
(Net Book Value, Dollars in Millions)
Southwest
Retail
Portfolio Statistics
(1)
(Dollars in Millions)
$228
$64
$384
$43
$567
$496
$207
$125
$86
$372
(1)
Includes only loans in our Loan Origination portfolio. For information on loans in the CT Legacy Portfolio, refer to our Form 10-Q, filed on October 29, 2013.
(2)
Weighted-average return on equity is based on each assets’ weighted-average yield and all-in cost of debt, assuming full leverage at the asset level.
(3)
Maximum maturity assumes all extension options are exercised.
Loan Origination Portfolio – September 30, 2013
Sep. 30, 2013
Number of loans 17
Principal balance
1,292 $
Net book value 1,286 $
Wtd. Avg. LTV 64%
Wtd. Avg. cash coupon L + 4.31%
Wtd. Avg. all-in yield L + 4.88%
Wtd. Avg. return on equity
(2)
L + 12.9%
Wtd. Avg. maximum maturity
(3)
4.3 yrs.

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Credit Facilities and Liquidity – September 30, 2013
During the quarter, we upsized two of our revolving repurchase facilities and closed two new asset-specific repurchase agreements, providing for an additional $591.8 million of credit.
Total liquidity of $354.8 million as of September 30, 2013, including cash and available borrowings.
•
Our undrawn revolving debt does not incur interest, but represents immediately accessible liquidity.
________________________________________________
(1) Potential borrowings represent the total amount we could draw under each facility based on collateral already approved and pledged. When undrawn, these amounts are immediately available to us at our sole discretion under the terms of each revolving credit facility.
(2) The maximum facility size with this lender is $250.0 million plus $112.0 million related solely to a specific asset with a repurchase date of June 27, 2014.
(3) Represents an aggregate of three asset-specific repurchase agreements with the same lender. The $31.0 million of potential borrowings under these agreements are contingent on the funding of unfunded collateral loan commitments.
(4) Includes cash coupon and related fees paid on our outstanding borrowings of $643.0 million as of September 30, 2013.
$1.7 billion
Total Credit Facilities
$344.5 million
Available Borrowings
L + 2.49%
Wtd. Avg. All-in Cost of Debt
(4)
Collateral Asset
Maximum Principal Repurchase Borrowings
(1)
(Dollars in Thousands)
Facility Size Balance Potential Outstanding Available
Lender 1 500,000 $         278,811 $            210,930 $         59,404 $           151,526 $
Lender 2 500,000 232,875 176,168 5,000 171,168
Lender 3
(2)
362,000 378,950 296,760 274,913 21,847
Lender 4
(3)
334,721 401,352 334,721 303,723 -
Total 1,696,721 $      1,291,988 $        1,018,579 $      643,040 $         344,541 $

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CT Legacy Portfolio – September 30, 2013
The CT Legacy Portfolio consists of our investment in CT Legacy Partners, our residual interests in
CT CDO I, and our carried interest in CT Opportunity Partners I, LP (“CTOPI”).
CT Legacy Portfolio book value was $64.3 million as of quarter-end, which represents additional capital that, upon collection, will be available for investment in our Loan Origination business.
• In October, we received a net $20.3 million distribution from CT Legacy Partners, representing our net share of its first common equity distribution.
• During the third quarter, CT CDO I sold its one loan classified as held-for-sale for net proceeds of
$3.2 million.
• Our share of the carried interest allocation from CTOPI, which is not reflected in our book value, increased $1.4 million during the quarter to a net $13.5 million.
Refer to the Appendix for additional discussion of the CT Legacy Portfolio.
$2.22
CT Legacy Portfolio
Book Value per Share
(2)
$0.02
CT Legacy Portfolio
Earnings per Share
(2)
CT Legacy
Partners
CT CDO I
Other
Net Book Value
(1)
(Dollars in Millions)
________________________________________________
(1) Refer to the Appendix for detailed calculation of the Net Book Value of the components of the CT Legacy Portfolio.
(2) For calculation of segment Book Value and Equity per Share, refer to our Form 10-Q, filed on October 29, 2013.
$9
$4
$51

Appendix

Blackstone Mortgage Trust 8
Consolidated Balance Sheet
(Dollars in Thousands, Except per Share Data)
Sep. 30, 2013 Dec. 31, 2012
Assets
Cash and cash equivalents 10,283 $          15,423 $
Restricted cash 76,396 14,246
Loans receivable, net 1,362,891 141,500
Loans receivable, at fair value 66,063 -
Investment in CT Legacy Asset, at fair value - 132,000
Equity investments in unconsolidated subsidiaries 25,632 13,306
Accrued interest receivable, prepaid expenses, and other assets 36,045 5,868
Total assets 1,577,310 $    322,343 $
Liabilities and Equity
Accounts payable, accrued expenses, and other liabilities 47,495 $          21,209 $
Secured notes 9,030 8,497
Repurchase obligations 643,040 -
Securitized debt obligations 74,203 139,184
Total liabilities 773,768 168,890
Equity
Class A common stock, $0.01 par value 288 293
Additional paid-in capital 1,242,986 609,002
Accumulated deficit (529,947) (535,851)
Total Blackstone Mortgage Trust, Inc. stockholders' equity 713,327 73,444
Non-controlling interests 90,215 80,009
Total equity 803,542 153,453
Total liabilities and equity 1,577,310 $    322,343 $

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Consolidated Balance Sheet: Segment Allocation
September 30, 2013
(Dollars in Thousands)
Loan
Origination
CT Legacy
Portfolio Total
Assets
Cash and cash equivalents 10,283 $          - $                10,283 $
Restricted cash - 76,396 76,396
Loans receivable, net 1,285,891 77,000 1,362,891
Loans receivable, at fair value - 66,063 66,063
Equity investments in unconsolidated subsidiaries - 25,632 25,632
Accrued interest receivable, prepaid expenses, and other assets 8,655 27,390 36,045
Total assets 1,304,829 $    272,481 $       1,577,310 $
Liabilities and Equity
Accounts payable, accrued expenses, and other liabilities 12,781 $          34,714 $          47,495 $
Secured notes - 9,030 9,030
Repurchase obligations 643,040 - 643,040
Securitized debt obligations - 74,203 74,203
Total liabilities 655,821 117,947 773,768
Equity
Total Blackstone Mortgage Trust, Inc. stockholders' equity 649,008 64,319 713,327
Non-controlling interests - 90,215 90,215
Total equity 649,008 154,534 803,542
Total liabilities and equity 1,304,829 $    272,481 $       1,577,310 $

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Consolidated Statement of Operations
Three Months Ended September 30, Nine Months Ended September 30,
(Dollars in Thousands, Except per Share Data) 2013 2012 2013 2012
Income from loans and other investments:
Interest and related income 18,853 $             6,944 $               26,327 $             28,423 $
Less: Interest and related expenses 4,407 5,147 6,492 33,902
Income (loss) from loans and other investments, net 14,446 1,797 19,835 (5,479)
Other Expenses:
General and administrative 4,048 3,991 9,512 6,314
Total other expenses 4,048 3,991 9,512 6,314
Impairments, provisions, and valuation adjustments (136) 14,798 5,664 22,304
Gain on extinguishment of debt - - 38 -
Gain on deconsolidation of subsidiaries - - - 146,380
Income from equity investments in unconsolidated subsidiaries - 411 - 1,312
Income before income taxes 10,262 13,015 16,025 158,203
Income tax (benefit) provision (264) 166 329 467
Income from continuing operations 10,526 $             12,849 $             15,696 $             157,736 $
Income (loss) from discontinued operations, net of tax - 51 - (863)
Net income 10,526 $             12,900 $             15,696 $             156,873 $
Net income attributable to non-controlling interests (2,206) (5,901) (7,743) (81,038)
Net income attributable to Blackstone Mortgage Trust, Inc. 8,320 $               6,999 $               7,953 $               75,835 $
Per share information (Basic)
Weighted-average shares of common stock outstanding 28,894,515 2,317,343 14,865,530 2,296,910
Income from continuing operations per share of common stock 0.29 $                   3.00 $                   0.53 $                   33.39 $
Income (loss) from discontinued operations per share of common stock - $                     0.02 $                   - $                     (0.37) $
Net income per share of common stock 0.29 $                  3.02 $                  0.53 $                  33.02 $
Per share information (Diluted)
Weighted-average shares of common stock outstanding 28,894,515 2,461,603 14,865,530 2,444,206
Income from continuing operations per share of common stock 0.29 $                   2.82 $                   0.53 $                   31.40 $
Income (loss) from discontinued operations per share of common stock - $                     0.02 $                   - $                     (0.37) $
Net income per share of common stock 0.29 $                  2.84 $                  0.53 $                  31.03 $

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Consolidated Statement of Operations: Segment Allocation
Three Months Ended September 30, 2013 Nine Months Ended September 30, 2013
(Dollars in Thousands)
Loan
Origination
CT Legacy
Portfolio Total
Loan
Origination
CT Legacy
Portfolio Total
Income from loans and other investments:
Interest and related income 15,143 $      3,710 $         18,853 $      17,051 $      9,276 $         26,327 $
Less: Interest and related expenses 3,822            585               4,407            3,991            2,501            6,492
Income from loans and other investments, net 11,321          3,125            14,446          13,060          6,775            19,835
Other expenses:
General and administrative 3,459            589               4,048            6,339            3,173            9,512
Total other expenses 3,459            589               4,048            6,339            3,173            9,512
Valuation adjustments -                (136)              (136)              -                5,664            5,664
Gain on extinguishment of debt -                -                -                -                38                 38
Income before income taxes 7,862            2,400            10,262          6,721            9,304            16,025
Income tax (benefit) provision (21)                (243)              (264)              (19)                348               329
Net income 7,883 $         2,643 $         10,526 $      6,740 $         8,956 $         15,696 $
Net income attributable to non-controlling interests -                (2,206)           (2,206)           (193)              (7,550)           (7,743)
Net income attributable to Blackstone Mortgage Trust, Inc. 7,883 $         437 $            8,320 $         6,547 $         1,406 $         7,953 $

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Loan Origination Portfolio Details
________________________________________________
(1) Includes only loans in our Loan Origination portfolio. For information on loans in the CT Legacy Portfolio, refer to our Form 10-Q, filed on October 29, 2013.
(2) All loans are floating rate loans indexed to LIBOR as of September 30, 2013. LIBOR was 0.18% as of September 30, 2013.
(3) Maximum maturity date assumes all extension options are exercised.
(Dollars in Millions)
Loan Type
Principal
Balance
Book
Value
Cash
Coupon
(2)
All-In
Yield
(2)
Maximum
Maturity
(3)
Geographic
Location
Property
Type
Origination
LTV
Loan 1 Sr. mortgage 291.5 $ 290.1 $     L + 3.80% L + 3.98% 6/15/18 West Office 53%
Loan 2 Sr. mortgage 140.0 139.7 L + 3.70% L + 3.83% 9/30/20 Northeast Multifamily 67%
Loan 3 Sr. mortgage 109.8 109.7 L + 5.25% L + 8.20% 7/9/14 Northeast Multifamily 65%
Loan 4 Sr. mortgage 87.2 86.6 L + 4.25% L + 4.52% 8/10/18 Diversified Hotel/Office 61%
Loan 5 Sr. mortgage 81.0 80.6 L + 3.85% L + 4.03% 7/9/18 Southeast Multifamily 75%
Loan 6 Sr. mortgage 69.2 69.0 L + 3.95% L + 4.05% 6/9/18 West Office 72%
Loan 7 Sr. mortgage 68.0 67.7 L + 4.00% L + 4.23% 6/10/16 Northeast Office 68%
Loan 8 Sr. mortgage 64.0 64.3 L + 8.00% L + 9.46% 2/9/15 Northeast Land 69%
Loan 9 Sr. mortgage 57.1 56.5 L + 3.85% L + 4.24% 10/10/18 Diversified Multifamily 76%
Loan 10 Sr. mortgage 48.4 48.5 L + 5.00% L + 5.68% 12/9/16 Midwest Hotel 53%
Loan 11 Sr. mortgage 46.3 45.8 L + 4.25% L + 4.64% 7/10/18 Southwest Hotel 69%
Loan 12 Sr. mortgage 45.9 45.0 L + 5.00% L + 6.07% 8/9/18 Southeast Office 73%
Loan 13 Sr. mortgage 43.5 43.1 L + 4.50% L + 5.11% 7/16/17 Northeast Retail 69%
Loan 14 Sr. mortgage 42.6 42.1 L + 3.85% L + 4.29% 9/10/18 Diversified Multifamily 77%
Loan 15 Sr. mortgage 37.5 37.1 L + 3.85% L + 4.04% 8/9/18 Midwest Office 68%
Loan 16 Sr. mortgage 32.9 32.9 L + 3.95% L + 4.20% 8/9/17 Southwest Hotel 51%
Loan 17 Sr. mortgage 27.1 27.1 L + 3.87% L + 3.87% 7/7/17 Northeast Hotel 32%
Total/Wtd. Avg. 1,292.0 $    1,285.8 $ L + 4.31% L + 4.88% 4.3 years 64%
The following table provides details of our loan portfolio
(1)
as of September 30, 2013:

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CT Legacy Portfolio: CT Legacy Partners
CT Legacy Partners is the March 2011 restructuring vehicle that owns our remaining legacy asset portfolio
(1)
. Blackstone Mortgage Trust owns a controlling interest in CT Legacy Partners, subject to liabilities under its secured notes and the management incentive awards plan.
On October 9, 2013, CT Legacy Partners made a $75.0 million distribution to its common equity holders, including $36.2 million to us. We paid $11.1 million of this distribution to fully repay the related secured notes, and $4.8 million under the related management incentive awards.
Refer to our Form 10-Q, filed on October 29, 2013, for additional details of CT Legacy Partners’
loans receivable portfolio.
________________________________________________
(1) Refer to Note 8 to our financial statements contained in the Form 10-Q, filed on October 29, 2013, for additional details on the CT Legacy Partners structure.
(2) Includes the full potential prepayment premium on secured notes. This liability is carried at its amortized basis of $9.0 million on our balance sheet as of September 30, 2013.
(3) Assumes full payment of the management incentive awards plan based on a hypothetical GAAP liquidation value of CT Legacy Partners as of September 30, 2013. As of September 30,
2013, our balance sheet includes $7.3 million in accounts payable and accrued expenses for the management incentive awards plan.
(Dollars in Thousands)
September 30, 2013
Gross investment in CT Legacy Partners
Restricted cash 76,396 $
Loans receivable, at fair value 66,063
Equity investments (three-hotel portfolio) 4,153
Accrued interest receivable, other assets, and accounts payable, net 16,489
Non-controlling interests (90,215)
Total gross investment in CT Legacy Partners 72,886 $
Secured notes, including prepayment premium
(1)(2)
(11,059)
Management incentive awards plan, fully vested
(1)(3)
(11,010)
Net investment in CT Legacy Partners 50,817 $

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CT Legacy Portfolio: CT CDO I
CT CDO I is a collateralized debt obligation issued in 2004. Blackstone Mortgage Trust owns the residual debt and equity positions of CT CDO I.
During the third quarter, CT CDO I sold its one loan classified as held-for-sale for net proceeds of
$3.2 million.
Refer to our Form 10-Q, filed on October 29, 2013, for additional details of CT CDO I’s loans receivable portfolio.
(Dollars in Thousands)
September 30, 2013
Assets and liabilities of CT CDO I
Loans receivable, net 77,000 $
Accrued interest receivable, prepaid expenses, and other assets 6,336
Total assets 83,336
Accounts payable, accrued expenses and other liabilities 40
Securitized debt obligations 74,203
Total liabilities 74,243
Net investment in CT CDO I 9,093 $

Blackstone Mortgage Trust 15
CT Legacy Portfolio: CTOPI
CTOPI is a private equity real estate fund that we sponsored and formed in 2007. The fund invested
$491.5 million in 39 transactions between 2007 and 2012, of which $295.4 million has been realized and
$196.1 million remains outstanding (carried at 143% of cost) as of September 30, 2013.
The carried interest in CTOPI entitles us to earn incentive compensation in an amount equal to 17.7% of the fund’s profits, after a 9% preferred return and 100% return of capital to the CTOPI limited partners.
•
We own a net 55% of the carried interest of CTOPI’s general partner; the remaining 45% is payable under incentive awards to our former employees.
As of September 30, 2013, Blackstone Mortgage Trust was allocated $14.9 million of carried interest from
CTOPI based on a hypothetical liquidation of the fund, reduced by tax-advance distributions received for a net asset of $13.5 million. Other than tax-advance distributions received in 2012, we have not received any cash payments from CTOPI.
•
The net carried interest allocation of $13.5 million increased $1.4 million from 2Q, and is based on the fair value of CTOPI’s net assets.
•
Recognition of the revenue related to the CTOPI carried interest has been deferred, resulting in no contribution to book value from the $13.5 million of net carried interest.

Blackstone Mortgage Trust 16
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect
Blackstone Mortgage Trust’s current views with respect to, among other things, Blackstone Mortgage Trust’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,”
“predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone Mortgage Trust believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as such factors may be updated from time to time in its periodic filings with the
Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.